Exhibit 99.3

The information provided in these supporting schedules are preliminary estimates of Xerox’s financial results from continuing operations excluding income taxes and equity income subsequent to the classification of Conduent Incorporated as a discontinued operation upon its separation expected to occur as of December 31, 2016. This preliminary information is not a complete or comprehensive statement of Xerox’s continuing operations financial results on a revised basis and the final financial presentation of results may differ from those provided herein due to the completion of our financial closing procedures, application of final adjustments and review by our independent auditor PricewaterhouseCoopers LLP. In addition, this information may also be impacted by other developments that may arise between now and the time the financial results are required to be finalized in connection with the filing of our Form 10-K for 2016, and those differences may be material. PricewaterhouseCoopers LLP has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. We do not expect to update, publicly or otherwise, the following preliminary results, other than through the release of actual results when finalized.

	Nine Months Ended September 30, 2016 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$12,878	$(4,894)	$53	(A)	$8,037

Costs and Expenses
Cost of sales	1,988	—	(31)	(A)	1,957
Cost of outsourcing, maintenance and rentals	6,839	(4,079)	56	(A)	2,816
Related party cost of services	—	(28)	28	(A)	—
Cost of financing	97	—	—		97
Research, development and engineering expenses	388	(25)	—		363
Selling, administrative and general expenses	2,571	(517)	2	(B)	2,056
Restructuring and related costs	229	(57)	—		172
Amortization of intangible assets	244	(200)	—		44
Separation costs	75	(34)	—		41
Related Party Interest	—	(30)	30	(C)	—
Other expenses, net	168	(10)	(15)	(D)	143

Total Costs and Expenses	12,599	(4,980)	70		7,689

Income (Loss) before Income Taxes & Equity Income	$279	$86	$(17)		$348

(1)	Reflects financial information included in Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amount primarily reflects adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.
(D)	Amount reflects adjustment for interest on $1.0 billion Senior Unsecured Term Facility that is required to be repaid upon separation.

	Three Months Ended March 31, 2016 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$4,281	$(1,685)	$19	(A)	$2,615

Costs and Expenses
Cost of sales	624	—	(10)	(A)	614
Cost of outsourcing, maintenance and rentals	2,344	(1,412)	18	(A)	950
Related party cost of services	—	(9)	9	(A)	—
Cost of financing	33	—	—		33
Research, development and engineering expenses	134	(10)	2	(B)	126
Selling, administrative and general expenses	882	(183)	2	(B)	701
Restructuring and related costs	126	(26)	—		100
Amortization of intangible assets	89	(75)	—		14
Separation costs	8	(3)	—		5
Related Party Interest	—	(10)	10	(C)	—
Other expenses, net	57	(11)	(2)	(D)	44

Total Costs and Expenses	4,297	(1,739)	29		2,587

(Loss) Income before Income Taxes & Equity Income	$(16)	$54	$(10)		$28

(1)	Reflects financial information included in Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amounts primarily reflect adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.
(D)	Amount reflects adjustment for interest on $1.0 billion Senior Unsecured Term Facility that is required to be repaid upon separation.

	Three Months Ended June 30, 2016 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$4,385	$(1,613)	$21	(A)	$2,793

Costs and Expenses
Cost of sales	707	—	(11)	(A)	696
Cost of outsourcing, maintenance and rentals	2,279	(1,348)	22	(A)	953
Related party cost of services	—	(10)	10	(A)	—
Cost of financing	32	—	—		32
Research, development and engineering expenses	128	(8)	(1)	(B)	119
Selling, administrative and general expenses	862	(170)	(1)	(B)	691
Restructuring and related costs	71	(23)	(1)	(B)	47
Amortization of intangible assets	78	(62)	—		16
Separation costs	28	(16)	1	(B)	13
Related Party Interest	—	(10)	10	(C)	—
Other expenses, net	55	—	(8)	(D)	47

Total Costs and Expenses	4,240	(1,647)	21		2,614

Income before Income Taxes & Equity Income	$145	$34	$—		$179

(1)	Reflects financial information derived from Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amounts primarily reflect adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.
(D)	Amount reflects adjustment for interest on $1.0 billion Senior Unsecured Term Facility that is required to be repaid upon separation.

	Three Months Ended September 30, 2016 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$4,212	$(1,596)	$13	(A)	$2,629

Costs and Expenses
Cost of sales	657	—	(10)	(A)	647
Cost of outsourcing, maintenance and rentals	2,216	(1,319)	16	(A)	913
Related party cost of services	—	(9)	9	(A)	—
Cost of financing	32	—	—		32
Research, development and engineering expenses	126	(7)	(1)	(B)	118
Selling, administrative and general expenses	827	(164)	1	(B)	664
Restructuring and related costs	32	(8)	1	(B)	25
Amortization of intangible assets	77	(63)	—		14
Separation costs	39	(15)	(1)	(B)	23
Related Party Interest	—	(10)	10	(C)	—
Other expenses, net	56	1	(5)	(D)	52

Total Costs and Expenses	4,062	(1,594)	20		2,488

Income (Loss) before Income Taxes & Equity Income	$150	$(2)	$(7)		$141

(1)	Reflects financial information included in Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amounts primarily reflect adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.
(D)	Amount reflects adjustment for interest on $1.0 billion Senior Unsecured Term Facility that is required to be repaid upon separation.

	Year Ended December 31, 2015 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$18,045	$(6,662)	$82	(A)	$11,465

Costs and Expenses
Cost of sales	2,961	—	(39)	(A)	2,922
Cost of outsourcing, maintenance and rentals	9,691	(5,937)	77	(A)	3,831
Related party cost of services	—	(40)	40	(A)	—
Cost of financing	130	—	—		130
Research, development and engineering expenses	563	(52)	—		511
Selling, administrative and general expenses	3,559	(699)	5	(B)	2,865
Restructuring and related costs	186	(159)	—		27
Amortization of intangible assets	310	(250)	—		60
Related Party Interest	—	(61)	61	(C)	—
Other expenses, net	233	(38)	—		195

Total Costs and Expenses	17,633	(7,236)	144		10,541

Income (Loss) before Income Taxes & Equity Income	$412	$574	$(62)		$924

(1)	Reflects financial information included in Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amount primarily reflects adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.

	Three Months Ended March 31, 2015 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$4,469	$(1,678)	$16	(A)	$2,807

Costs and Expenses
Cost of sales	674	—	(10)	(A)	664
Cost of outsourcing, maintenance and rentals	2,368	(1,411)	19	(A)	976
Related party cost of services	—	(9)	9	(A)	—
Cost of financing	33	—	—		33
Research, development and engineering expenses	141	(12)	1	(B)	130
Selling, administrative and general expenses	915	(179)	2	(B)	738
Restructuring and related costs	14	(3)	—		11
Amortization of intangible assets	77	(61)	—		16
Related Party Interest	—	(21)	21	(C)	—
Other expenses, net	46	(2)	—		44

Total Costs and Expenses	4,268	(1,698)	42		2,612

Income (Loss) before Income Taxes & Equity Income	$201	$20	$(26)		$195

(1)	Reflects financial information included in Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amounts primarily reflect adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.

	Three Months Ended June 30, 2015 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$4,590	$(1,683)	$19	(A)	$2,926

Costs and Expenses
Cost of sales	776	—	(10)	(A)	766
Cost of outsourcing, maintenance and rentals	2,356	(1,422)	20	(A)	954
Related party cost of services	—	(10)	10	(A)	—
Cost of financing	32	—	—		32
Research, development and engineering expenses	142	(15)	—		127
Selling, administrative and general expenses	906	(173)	1	(B)	734
Restructuring and related costs	157	(148)	—		9
Amortization of intangible assets	79	(64)	—		15
Related Party Interest	—	(15)	15	(C)	—
Other expenses, net	68	(8)	—		60

Total Costs and Expenses	4,516	(1,855)	36		2,697

Income (Loss) before Income Taxes & Equity Income	$74	$172	$(17)		$229

(1)	Reflects financial information derived from Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amount primarily reflects adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.

	Three Months Ended September 30, 2015 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$4,333	$(1,571)	$24	(A)	$2,786

Costs and Expenses
Cost of sales	721	—	(9)	(A)	712
Cost of outsourcing, maintenance and rentals	2,592	(1,672)	17	(A)	937
Related party cost of services	—	(10)	10	(A)	—
Cost of financing	33	—	—		33
Research, development and engineering expenses	135	(12)	3	(B)	126
Selling, administrative and general expenses	855	(170)	(7)	(B)	678
Restructuring and related costs	20	(9)	—		11
Amortization of intangible assets	77	(62)	—		15
Related Party Interest	—	(14)	14	(C)	—
Other expenses, net	73	(12)	—		61

Total Costs and Expenses	4,506	(1,961)	28		2,573

(Loss) Income before Income Taxes & Equity Income	$(173)	$390	$(4)		$213

(1)	Reflects financial information included in Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amounts primarily reflect adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.

	Three Months Ended December 31, 2015 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$4,653	$(1,730)	$23	(A)	$2,946

Costs and Expenses
Cost of sales	790	—	(10)	(A)	780
Cost of outsourcing, maintenance and rentals	2,375	(1,432)	21	(A)	964
Related party cost of services	—	(11)	11	(A)	—
Cost of financing	32	—	—		32
Research, development and engineering expenses	145	(13)	(4)	(B)	128
Selling, administrative and general expenses	883	(177)	9	(B)	715
Restructuring and related costs	(5)	1	—		(4)
Amortization of intangible assets	77	(63)	—		14
Related Party Interest	—	(11)	11	(C)	—
Other expenses, net	46	(16)	—		30

Total Costs and Expenses	4,343	(1,722)	38		2,659

Income (Loss) before Income Taxes & Equity Income	$310	$(8)	$(15)		$287

(1)	Reflects financial information included in Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amounts primarily reflect adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.

	Year Ended December 31, 2014 (Unaudited)
(in millions)	Historical Xerox Corporation (As Reported)	Discontinued Operation - Conduent, Incorporated(1)	Adjustments	Notes	Xerox Corporation - Continuing Operations
Total Revenues	$19,540	$(6,938)	$77	(A)	$12,679

Costs and Expenses
Cost of sales	3,269	—	(42)	(A)	3,227
Cost of outsourcing, maintenance and rentals	9,885	(5,758)	75	(A)	4,202
Related party cost of services	—	(42)	42	(A)	—
Cost of financing	140	—	—		140
Research, development and engineering expenses	577	(46)	—		531
Selling, administrative and general expenses	3,788	(659)	4	(B)	3,133
Restructuring and related costs	128	(21)	(1)	(B)	106
Amortization of intangible assets	315	(250)	—		65
Related Party Interest	—	(107)	107	(C)	—
Other expenses, net	232	(45)	(2)	(B)	185

Total Costs and Expenses	18,334	(6,928)	183		11,589

Income (Loss) before Income Taxes & Equity Income	$1,206	$(10)	$(106)		$1,090

(1)	Reflects financial information included in Conduent Form 10 financial statements, as amended, and Conduent Form 10-Q for third quarter 2016.
(A)	Amounts reflect adjustments related to intercompany revenues and purchases.
(B)	Amount primarily reflects adjustments related to corporate costs as well as rounding adjustments.
(C)	Amount reflects adjustment for related-party interest.

	Nine Months Ended September 30,	Year Ended December 31,
(Unaudited, in millions)	2016	2015	2014
Cash Flows from Operating Activities:
Net income	$378	$492	$1,036
Adjustments required to reconcile net income to cash flows from operating activities:
Loss (gain) from discontinued operations, net of tax	14	351	(26)
Depreciation and amortization	426	590	639
Provision for receivables	39	54	50
Provision for inventory	21	30	26
Net gain on sales of businesses and assets	(19)	(43)	(49)
Undistributed equity in net income of unconsolidated affiliates	(64)	(79)	(91)
Stock-based compensation	31	27	63
Restructuring and asset impairment charges	154	27	107
Payments for restructurings	(83)	(79)	(110)
Defined benefit pension cost	108	141	74
Contributions to defined benefit pension plans	(102)	(301)	(269)
Increase in accounts receivable and billed portion of finance receivables	(173)	(128)	(392)
Collections of deferred proceeds from sales of receivables	191	259	434
Increase in inventories	(104)	(101)	(22)
Increase in equipment on operating leases	(204)	(291)	(283)
Decrease (increase) in finance receivables	138	(8)	(10)
Collections on beneficial interest from sales of finance receivables	20	46	79
Decrease in other current and long-term assets	29	15	9
(Decrease) increase in accounts payable and accrued compensation	(236)	(125)	54
Decrease in other current and long-term liabilities	(56)	(45)	(121)
Net change in income tax assets and liabilities	(173)	271	183
Net change in derivative assets and liabilities	—	(37)	(14)
Other operating, net	210	(11)	(76)

Net cash provided by operating activities of continuing operations	545	1,055	1,291
CAPEX (including internal use software)	(99)	(148)	(176)

Free Cash Flow	$446	$907	$1,115